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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 19, 2005

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                      CHINA ENERGY SAVINGS TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)


            NEVADA                     000-31047                 86-0995730
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)


                                  Central Plaza
                                 18 Harbour Road
                                   Suite 3203A
                                   32nd Floor
                                    Hong Kong
                                      China
                    (Address of Principal Executive Offices)


                                  852-2588-1228
                            (Issuer Telephone Number)

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

ITEM 8.01. OTHER EVENTS

On April 18, 2005, China Energy Savings, Inc. ("China Energy Savings") issued a press release announcing that its application to list its common stock on The NASDAQ National Market System ("NMS")had been approved and that China Energy Savings had requested that its shares begin trading 3 days from the Company's notice upon payment of the initial entry fee. The fee was remitted on April 18, 2005. Previously, China Energy Savings's common stock had been listed on the over-the-counter market under the symbol CESV. The trading symbol for common stock on NMS will continue to be CESV.


Back on March 23, 2005, China Energy Savings issued yet another press release announcing that The Research Works, Inc. ("RW"), an independent equity research company, has initiated coverage of China Energy Savings Technology with a price range target for CESV stock of $17-$30 in line with its application for listing its common stock on the NMS.


A copy of the above two press releases issued by China Energy Savings relating to the foregoing are attached hereto as Exhibit 99.1 and are incorporated herein by reference.


Exhibit
Number      Description
-------     -----------

 99.1       Press Release
 99.2       Press Release



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHINA ENERGY SAVINGS TECHNOLOGY, INC.


                                   By: /s/ Sun Li
                                       -------------------------------
                                       Sun Li
                                       CEO
Dated: April 21, 2005




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